Financial Assets (Tables)	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Summary of Financial Assets

	Investments accounted for using the equity method (i.e. joint ventures and associates)
	Share of net assets $m	Loans $m	Total $m	Other $m
At 1 January 2021	609	17	626	13
Translation adjustment	10	(1)	9	-
Investments and advances	-	4	4	-
Disposals and repayments	-	(7)	(7)	(1)
Return of share capital	(2)	-	(2)	-
Share of profit after tax (i)	55	-	55	-
Dividends received	(32)	-	(32)	-
At 31 December 2021	640	13	653	12
The equivalent disclosure for the prior year is as follows:
At 1 January 2020	747	28	775	13
Translation adjustment	31	1	32	-
Investments and advances	-	1	1	-
Disposals and repayments	(10)	(13)	(23)	-
Return of share capital	(6)	-	(6)	-
Share of loss after tax (i) (ii)	(118)	-	(118)	-
Dividends received	(35)	-	(35)	-
At 31 December 2020	609	17	626	13

(i)
The Group’s share of joint ventures and associates profit/(loss) after tax is equity accounted and is presented as a single line item in the Consolidated Income Statement. It is analysed as follows; profit after tax from joint ventures: $11 million (2020: $22 million; 2019: $46 million), profit after tax from associates: $44 million (2020: loss after tax of $140 million; 2019: profit after tax of $21 million).

(ii)
In 2020 an impairment charge of $154 million
wa
s recorded within the loss after tax from associates which principally relates to the write-down of our equity accounted investment in China which forms part of Europe Materials. Challenging market conditions in Northeast China affecting pricing, combined with an increase in the discount rate and the economic impact of
COVID-19,
were the primary drivers of the impairment charge. In 2020, the recoverable amount of this financial asset was its value-in-use
calculated using a real
pre-tax
discount rate of 9.2%.